UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 20, 2006

COUGAR BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51473	20-2903204
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Blvd, Suite 1200
Los Angeles, CA 90024
(Address of principal executive offices) (Zip Code)

(310) 943-8040
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 20, 2006, Cougar Biotechnology, Inc. (the “Registrant”) filed a Current Report on Form 8-K announcing its dismissal of AJ. Robbins, P.C. (“AJ. Robbins”) as the Registrant’s independent registered public accounting firm and appointing J.H. Cohn LLP (“J.H. Cohn”) as the Registrant’s independent registered public accounting firm. Prior to filing such Current Report, the Registrant provided AJ. Robbins with a copy of such Current Report and requested that AJ. Robbins furnish the Registrant a letter addressed to the Commission stating whether or not AJ. Robbins agrees with the statements made by the Registrant in such Current Report.

AJ. Robbins has furnished the Registrant with a letter addressed to the Commission stating that AJ. Robbins agrees with the statements made by the Registrant in its Current Report on Form 8-K filed on April 20, 2006, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

16.1 Letter of AJ. Robbins, P.C. dated April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR BIOTECHNOLOGY, INC.

Date: April 26, 2006	By:	/s/ Charles R. Eyler
Charles R. Eyler
Treasurer